UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Southeast Medical Office Properties

Previously, on December 22, 2014, CNL Healthcare Properties, Inc. (the “Company”), through its operating partnership, CHP Partners, LP, acquired the following nine medical office building properties (collectively, the “Southeast Medical Office Properties”) for an aggregate cost of approximately $238 million (plus standard closing costs, due diligence costs, and legal fees):

Initial Nine Southeast Medical Office Properties	Location	Capacity (Sq. Feet)	Year Built	Occupancy % as of 11/30/2014	Purchase Price (in millions)
Midtown Medical Plaza	Charlotte, NC	218,489	1994	87%	$54.7
Presbyterian Medical Tower	Charlotte, NC	147,492	1989	91%	$36.3
Metroview Professional Building	Charlotte, NC	86,768	1971	86%	$17.3
Physicians Plaza Huntersville	Huntersville, NC	101,525	2004	94%	$30.0
Matthews Medical Office Building	Matthews, NC	96,346	1994	91%	$21.2
Outpatient Care Center	Clyde, NC	44,332	2012	100%	$15.4
330 Physicians Center	Rome, GA	109,823	2005	100%	$30.1
Spivey Station Physicians Center	Atlanta, GA	55,357	2007	73%	$14.4
Spivey Station ASC Building	Atlanta, GA	47,159	2009	70%	$18.6

Totals:		910,291			$238.0

The Company is not affiliated with any of the sellers of the Southeast Medical Office Properties; however, all of the sellers were affiliates of Meadows & Ohly, LLC (“Meadows & Ohly”). For further information regarding the acquisition of the above medical office buildings, see the Company’s Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on September 24, 2014 and December 23, 2014.

UT Cancer Institute Building – Knoxville, Tennessee

On February 20, 2015, the Company, through its operating partnership, acquired a sub-ground leasehold interest in an additional medical office building from another Meadows & Ohly affiliate, UT Cancer Institute Building, LP, together with the interests of the seller in existing leases or subleases, for a purchase price of approximately $33.7 million in cash (the “UT Cancer Institute Building,” and one of the “Southeast Medical Office Properties”). For information regarding the entrance into the purchase and sale agreement for the UT Cancer Institute Building, see the Company’s Current Report on Form 8-K filed with the Commission on January 15, 2015. The following table lists the location, square footage, year built, occupancy and purchase price of the UT Cancer Institute Building:

Additional Southeast Medical Office Property	Location	Capacity (Sq. Feet)	Year Built	Occupancy % as of 02/20/15	Purchase Price (in millions)
UT Cancer Institute Building	Knoxville, TN	100,104	2012	100%	$33.7

The UT Cancer Institute Building will be managed by Meadows & Ohly under a long-term management and leasing agreement. Meadows & Ohly also manages the other nine Southeast Medical Office Properties acquired on December 22, 2014. Founded in 1972 and based in Atlanta, Georgia, Meadows & Ohly is a full service developer and operator of healthcare real estate across the Southeastern United States. Meadows & Ohly specializes in outpatient centric medical office buildings and is recognized as one of the largest medical office developers and operators in the United States.

An investment services fee of approximately $0.6 million, which is equal to 1.85% of the purchase price, has been paid to the Company’s advisor, CNL Healthcare Corp., in connection with the acquisition of the UT Cancer Institute Building.

A copy of the Company’s press release describing the acquisition of the UT Cancer Institute Building is filed herewith as Exhibit 99.1.

Item 8.01	Other Events.

Novi Orthopaedic Medical Office Building – Novi, Michigan

On February 13, 2015, the Company, through its operating subsidiary, acquired Novi Orthopaedic Medical Office Building, a medical office building located in Novi, Michigan, for approximately $30.5 million.

A copy of the Company’s press release describing the acquisition of Novi Orthopaedic Medical Office Building is filed herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued on February 26, 2015, regarding acquisition of UT Cancer Institute Building.

99.2	Press Release issued on February 26, 2015, regarding acquisition of Novi Orthopaedic Medical Office Building.

Cautionary Note Regarding Forward-Looking Statements

Certain statements herein that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

Important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions, and the following: risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; the availability of proceeds from the Company’s offering of its shares; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s inability to identify and close on suitable investments; failure to successfully manage growth or integrate acquired properties and operations; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; risks related to development projects or acquired property value-add conversions, if applicable, including construction delays, cost overruns, the Company’s inability to obtain necessary permits, and/or public opposition to these activities; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to qualify for and maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at www.cnlhealthcareproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2015	CNL HEALTHCARE PROPERTIES, INC. a Maryland Corporation

	By:	/s/Joseph T. Johnson
Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer